UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 30, 2007
Xponential, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	1-13919 (Commission File Number)	75-2520896 (I.R.S. Employer Identification No.)
6400 Atlantic Boulevard, Suite 190, Norcross, Georgia 30071
(Address of principal executive offices)
678-720-0660
(Registrant’s telephone number)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers.
     On June 30, 2007 Dwayne A. Moyers tendered his resignation as Chief Executive Officer and Vice President of the registrant effective as of that date. Mr. Moyers will continue to serve as a director of the registrant.
     The resignation is not the result of any disagreement with the registrant on any matter relating to its operations, policies or practices.
Item 9.01 Financial Statements and Exhibits
     (d) Exhibits. The following exhibit is furnished as part of this Report:

99.1	Letter of resignation of Dwayne A. Moyers dated June 30, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 3, 2007	XPONENTIAL, INC.
	By:	/s/ Robert W. Schleizer
Robert W. Schleizer,
Executive Vice President